Exhibit 10.71
AMENDMENT NUMBER THREE TO THE
METLIFE AUXILIARY PENSION PLAN
(As amended and restated effective January 1, 2008)
              The MetLife Auxiliary Pension Plan is hereby amended, effective January 1, 2009, as follows:

1.	Part I, Article 4, Section 4.2 is hereby amended by adding the following after the final paragraph:

“Notwithstanding the provisions of (a) above, Final Average Compensation that can be taken into account to determine each Participant’s benefit under this Plan cannot exceed $4.6 million.”

2.	Part I, Article 4, Section 4.6 is hereby amended by adding the following after the final paragraph:

“Notwithstanding any other provisions of this Section 4.6, Final Average Compensation that can be taken into account to determine each Participant’s benefit under this Plan cannot exceed $4.6 million.”

IN WITNESS WHEREOF, the Company has caused this Amendment to be adopted in its name and behalf this 25th day of March, 2009, by its officer thereunto duly authorized.

METROPOLITAN LIFE INSURANCE COMPANY

	By:	/s/ Margery Brittain

Margery Brittain, Plan Administrator

ATTEST:

/s/ Bonita Haskins